November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X AND CLASS Y
THE VALUE-ADDED MARKET PORTFOLIO
Dated May 1, 2004

On October 28, 2004, the Board of Trustees of Morgan Stanley Select Dimensions Investment Series Value-Added Market Portfolio (the "Portfolio") approved changing the name of the Portfolio to the "Equally-Weighted S&P 500 Portfolio" effective November 1, 2004. All references to the "Value-Added Market Portfolio" in the Prospectus are hereby replaced with "Equally-Weighted S&P 500 Portfolio." The Portfolio's investment objective and strategies remain unchanged.

Additionally, the Portfolio has changed its benchmark from the S&P 500® Index to the Standard & Poor's Equal Weight Index ("S&P EWI") effective November 1, 2004 to more accurately reflect the Portfolio's investment strategy. The S&P 500 EWI is the equal-weighted version of the widely regarded S&P 500 Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization weighted S&P 500 Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. Indexes are unmanaged and their returns do not include any expenses, sales charges or fees.  Such costs would lower performance.  It is not possible to invest directly in an index.

"S&P Equal-Weight Index" and "S&P EWI" are hereby included as trademarks of the McGraw-Hill Companies, Inc. in the notice in the section of the Prospectus entitled "The Value-Added Market Portfolio—Principal Investment Strategies."

The second paragraph of the Prospectus in the section entitled "The Value-Added Market Portfolio—Summary of Principal Risks" is hereby deleted and replaced with the following paragraph:

Unlike many mutual funds, the Portfolio is not "actively managed." The Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market capitalization approach. In addition, because the Investment Manager maintains an approximately equal weighting of each S&P 500 stock and may eliminate one or more securities (or elect not to increase the Portfolio's position in such securities) in certain circumstances, the Portfolio's Investment Manager will not consistently maintain an exact equal weighting of each S&P 500 stock.

* * * * * *

Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for the Portfolio ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to the Portfolio by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change has resulted in a .08% reduction in the advisory fee concurrent with the implementation of a .08% administration fee pursuant to the new administration agreement.

Under the amended and restated investment advisory agreement the advisory fee was reduced to 0.12% of the portfolio's daily net assets.

Although the entities providing administration services to the Portfolio have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Portfolio for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Portfolio.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

LIT SPT SDVAL 11/04